UBS		Cmoproj
Fixed Income Research	MAST0409C 30 year 5.2	8:20:30 pm August 20, 2004
cmoproj.627		Julie Park parkjua@fiunmr69
Page 1

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A1	77,126,402.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.2500	08/30/04	30 year	5.41	356.00	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	150	250	300	400
90:00	6.370	7.773	8.739	9.173	9.953
Avg Life	15.760	5.186	3.490	3.047	2.485
Duration	9.271	3.989	2.876	2.555	2.126
First Pay	9/04	9/04	9/04	9/04	9/04
Last Pay	8/30	1/17	4/12	1/11	7/09

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A2	20,013,598.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.2500	08/30/04	30 year	5.41	356.00	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	150	250	300	400
90:00	6.370	7.773	8.739	9.173	9.953
Avg Life	15.760	5.186	3.490	3.047	2.485
Duration	9.271	3.989	2.876	2.555	2.126
First Pay	9/04	9/04	9/04	9/04	9/04
Last Pay	8/30	1/17	4/12	1/11	7/09

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A3	7,644,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.2500	08/30/04	30 year	5.41	356.00	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	150	250	300	400
90:00	7.462	7.462	7.615	7.796	8.208
Avg Life	5.990	5.990	5.443	4.942	4.109
Duration	4.586	4.586	4.295	3.992	3.432
First Pay	9/04	9/04	9/04	9/04	9/04
Last Pay	7/15	7/15	9/12	6/11	11/09

The information contained herein is based on sources we believe to be reliable but its accuracy is not guaranteed. UBS PaineWebber Incorporated and/or Mitchell Hutchins Asset Management, Inc. affiliated companies and /or their officers, directors, employees or stockholders may at times have a position including an arbitrage or option position in the securities described herein and may sell or buy them to or from customers. These companies may from time to time act as a consultant to a company being reported upon.

UBS		Cmoproj
Fixed Income Research	MAST0409C 30 year 5.2	8:20:30 pm August 20, 2004
cmoproj.627		Julie Park parkjua@fiunmr69
Page 2

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A4	10,832,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.2500	08/30/04	30 year	5.41	356.00	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	150	250	300	400
90:00	6.297	6.414	6.771	6.985	7.414
Avg Life	15.868	13.224	9.033	7.602	5.782
Duration	10.070	9.027	6.849	5.978	4.763
First Pay	7/15	7/15	9/12	6/11	11/09
Last Pay	9/24	3/19	10/14	3/13	1/11

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A5	9,935,000.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	0.0000	08/30/04	30 year	5.41	356.00	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	150	250	300	400
90:00	5.702	5.857	6.053	6.182	6.539
Avg Life	27.891	20.053	14.905	12.691	8.836
Duration	25.715	18.408	13.546	11.535	8.180
First Pay	8/30	3/19	11/14	3/13	1/11
Last Pay	4/34	4/34	4/34	4/34	4/34

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A6	13,726,550.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.2500	08/30/04	30 year	5.41	356.00	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	150	250	300	400
90:00	6.201	6.450	6.576	6.630	6.721
Avg Life	20.021	13.598	11.532	10.822	9.786
Duration	11.070	8.677	7.832	7.524	7.049
First Pay	9/09	9/09	9/09	9/09	9/09
Last Pay	4/34	4/34	4/34	4/34	4/34

The information contained herein is based on sources we believe to be reliable but its accuracy is not guaranteed. UBS PaineWebber Incorporated and/or Mitchell Hutchins Asset Management, Inc. affiliated companies and /or their officers, directors, employees or stockholders may at times have a position including an arbitrage or option position in the securities described herein and may sell or buy them to or from customers. These companies may from time to time act as a consultant to a company being reported upon.

UBS		Cmoproj
Fixed Income Research	MAST0409C 30 year 5.2	8:20:30 pm August 20, 2004
cmoproj.627		Julie Park parkjua@fiunmr69
Page 3

Bond	Balance	Coupon	Delay	Factor	Index	Value	Reset	Multiplier	Cap
3A7	722,450.00	5.25000	24	1.000000		-1.0000	-	-	-

Floor	Current	Settle	Deal	WAC	WAM	Pricing	Duration
	Coupon	Date				Speed	@ Px
-	5.2500	08/30/04	30 year	5.41	356.00	250.0PSA	90:00

Price	PSA	PSA	PSA	PSA	PSA
	0	150	250	300	400
90:00	6.201	6.450	6.576	6.630	6.721
Avg Life	20.021	13.598	11.532	10.822	9.786
Duration	11.070	8.677	7.832	7.524	7.049
First Pay	9/09	9/09	9/09	9/09	9/09
Last Pay	4/34	4/34	4/34	4/34	4/34

The information contained herein is based on sources we believe to be reliable but its accuracy is not guaranteed. UBS PaineWebber Incorporated and/or Mitchell Hutchins Asset Management, Inc. affiliated companies and /or their officers, directors, employees or stockholders may at times have a position including an arbitrage or option position in the securities described herein and may sell or buy them to or from customers. These companies may from time to time act as a consultant to a company being reported upon.